                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE

                           SECURITIES EXCHANGE ACT OF 1934



           Date of Report (Date of earliest event reported) OCTOBER 2, 1998

                             DATA SYSTEMS & SOFTWARE INC.
              ----------------------------------------------------------
                (Exact name of registrant as specified in its charter)

          DELAWARE                   0-19771                     22-2786081
--------------------------      -------------------------   -----------------
(State or other jurisdiction        Commission File          (I.R.S.Employer
of incorporation or                     Number                Identification
organization)                                                     Number)

                         200 ROUTE 17, MAHWAH, NJ 07430-1296
                         ------------------------------------
                (Address of principal executive offices)   (zip code)

                                    (201) 529-2026
                 ---------------------------------------------------
                 (Registrant's telephone number including area code)

                                       NONE
               -----------------------------------------------------
                (Former name, former address and former fiscal year,
                            if changed since last report)


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ITEM 5.   Other Events

     The Registrant has agreed to a settlement of its pending litigation with Sanford L. Kane, former vice president of the Company, and former chairman and chief executive officer of its Tower Semiconductor Ltd. affiliate described in
Item 3 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997. The settlement provides for the payment by the Company to Mr. Kane of $500,000 and the issuance to Mr. Kane of 50,000 shares of the Company's Common Stock. The Company had previously established an expense accrual of approximately $290,000 in connection with Mr. Kane's resignation in 1995.


ITEM 7.   Exhibits

     (a)  EXHIBITS

          None.



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                                    SIGNATURE PAGE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             DATA SYSTEMS & SOFTWARE INC.



Date:    OCTOBER 2, 1998                          /s/ Yacov Kaufman
       ----------------------------               -------------------------
                                                  Yacov Kaufman
                                                  Chief Financial Officer